UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2024

CHINA FOODS HOLDINGS LTD.

(Exact name of registrant as specified in its charter)

Delaware	1-32522	84-1735478
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2301A, 26 Harbour Road Wanchai, Hong Kong	0000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(852) 3618-8608

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	CFOO	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 9, 2024, China Foods Holdings Limited (the “Company”) decided to change its independent registered public accountants, on April 9, 2023, ARK Pro CPA & Co (“ARK”) resigned from its position as our independent registered public accountant, effective immediately. ARK’s reports on the Company’s financial statements during the past year did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change independent registered public accountants was approved by the Board of Directors. There were no disagreements with ARK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to ARK’s satisfaction would have caused it to make reference to the subject matter of the disagreement in connection with its report. The Company has provided ARK with the contents of this current report on Form 8-K and has requested that ARK furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this report, and if not, stating the respects in which it does not agree. A copy of the letter from ARK to the Securities and Exchange Commission is filed as Exhibit 16.1 hereto.

On April 9, 2024, the Board of Directors approved the engagement of Olayinka Oyebola & Co as the Company’s independent registered public accounting firm for the year ending December 31, 2023 subject to Olayinka Oyebola & Co’s completion of its client acceptance process.

During the years ended December 31, 2022 and December 31, 2021 and through April 9, 2024, neither the Company nor anyone on its behalf has consulted Olayinka Oyebola & Co with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Olayinka Oyebola & Co concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a) (1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit

16.1	Letter from ARK PRO CPA & CO. dated April 12, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Foods Holdings Limited

Date: April 15, 2024	By:	/s/ Kong Xiao Jun
	Name:	Kong Xiao Jun
	Title:	Chief Executive Officer